UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2026

Global Business Travel Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, New York 10017
(Address of principal executive offices) (Zip Code)

(646) 344-1290
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed for the purpose of amending the Current Report on Form 8-K filed by Global Business Travel Group, Inc. (the “Company”), with the Securities and Exchange Commission on February 17, 2026 (the “Original Form 8-K”). In the Original Form 8-K, the Company disclosed issuance of a press release announcing, among other things, an increase in the capacity of the Company’s existing share repurchase program. The Original Form 8-K inadvertently disclosed that the increase in the capacity of the Company’s existing share repurchase program was an increase to $500 million, which amount is incorrect. The press release announced an increase in the capacity of the Company’s existing share repurchase program to $600 million. Except as set forth herein, the Original Form 8-K remains unchanged.

Item 2.02.	Results of Operations and Financial Condition.

On February 17, 2026, Global Business Travel Group, Inc. (the “Company”) issued a press release announcing the Company’s preliminary financial results for the fourth quarter of 2025 and reiterating full-year 2026 guidance, and announcing an increase in the capacity of the Company’s existing share repurchase program to $600 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The Company’s preliminary unaudited fourth quarter and full year 2025 results are based on current expectations and might be adjusted upon completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s financial results for the fourth quarter or full year 2025 and remains subject to the completion of financial closing procedures and internal reviews.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 17, 2026, issued by Global Business Travel Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Travel Group, Inc.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: February 17, 2026

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